                                                                    EXHIBIT 10.4

                         AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN
                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

     This Stock Option Award Agreement (the "Award Agreement"),  made this _____
day of  ______________,  200___  evidences the grant, by American  Italian Pasta
Company,  (the  "Company"),  of a stock  option to  ______________________  (the
"Grantee") on the date hereof (the "Date of Grant").  By accepting the Award and executing this Award Agreement, the Grantee agrees to be bound by the provisions hereof and of the American Italian Pasta Company 2000 Equity Incentive Plan (the
"Plan").  Capitalized  terms not defined  herein  shall have the same meaning as used in the Plan.

     1.   Shares Optioned and Option Price.  The Grantee shall have an option to purchase  __________ shares of the Company's Common Stock,  $0.01 par value (the
"Shares"),  at an exercise price of $___________  for each share (the "Option"), subject to the terms and conditions of this Award Agreement and of the Plan, the provisions of which are  incorporated  herein by this  reference.  The Option is not, nor is it intended to be, an Incentive Stock Option as described in section
422 of the Internal Revenue Code of 1986.

     2.   Exercise Period. The Option may be exercised,  from time to time, with respect to the following  number of Shares subject to this Option:  (i) prior to the first anniversary of the Date of Grant,  none of such Shares;  (ii) from and after the first anniversary of the Date of Grant,  _____% of such Shares;  (iii)
from and  after the  second  anniversary  of the Date of  Grant,  _____% of such
Shares (less any Shares as to which this Option shall have been exercised  prior to such second  anniversary);  (iv) from and after the third  anniversary of the date of Grant,  _____% of such  Shares  (less any Shares as to which this Option shall have been exercised prior to such third  anniversary);  (v) from and after the fourth  anniversary  of the Date of Grant,  _____% of such Shares  (less any
Shares as to which this Option  shall have been  exercised  prior to such fourth anniversary),  and (vi)  from and after  the  fifth  anniversary  of the Date of
Grant, _____% of such Shares (less any Shares as to which this Option shall have been exercised  prior to such fifth  anniversary.  Provided,  however,  that the
Grantee's  right to exercise the Option shall terminate on the earliest to occur of the following dates:

     (a)  the tenth anniversary of the Date of Grant;

     (b)  the first  anniversary  of the date of the  Grantee's  Termination  of
          Service on account of Retirement, Disability or death;

     (c)  the date three months following the date of the Grantee's  Termination of Service for any reason other than Retirement,  Disability, death or for Cause (the "Termination Date");  provided,  however, the Committee may, in its sole discretion, allow the Grantee to exercise this option at a later date following the Termination Date; and

     (d)  immediately upon a Termination of Service for Cause.

Provided further that,  during any period in which exercise is allowed following the date of the Grantee's Termination of Service for any reason, that portion of the Shares that was not exercisable on the date of the Grantee's  Termination of
Service shall not become exercisable.

     3.   Restriction on Exercise.  Notwithstanding the foregoing  provisions of paragraph 2 or any other provision of this Award  Agreement,  the Committee,  in its sole  discretion,  may,  only with respect to any  unvested  portion of this
Option,  reduce  the  number of Shares  subject  to the Option or may cancel the
Option in its  entirety if the Grantee  (a) takes  other  employment  or renders services to others without the written  consent of the Company;  or (b) conducts himself or herself in a manner that the Committee, in its sole discretion, deems has adversely  affected or may adversely affect the Company.  Except as provided in the last sentence of this paragraph,  the Grantee will not be entitled to any remuneration or compensation  whatsoever for the loss of all or a portion of the
Grantee's  Option if the number of Shares  subject to the  Grantee's  Option are reduced,  or if the Grantee's  Option is canceled in its  entirety,  pursuant to this  paragraph.  If at the time this  Option was  granted  the  Grantee and the
Company  acknowledged  in writing that this Option was being  granted in lieu of other specifically  described  compensation to the Grantee,  then, to the extent that pursuant to this  paragraph the number of Shares  subject to this Option is reduced or this Option is canceled,  then,  the Company shall pay to the Grantee the proportionate amount of such forgone compensation represented by the reduced number of Shares or cancellation of this Option.

     4.   Reload Option.

     (a)  Subject to Section  4(b)  below,  in  addition  to the Option  granted hereby (the "Underlying Option"),  the Company will grant to Grantee a
          reload  option  (the  "Reload   Option")  if  the  Grantee  (i)  is  a
          Participant when Grantee  exercises all or a portion of the Underlying
          Option or all or a portion of a Reload Option granted hereunder,  (ii)
          has not received a Reload Option pursuant to any other option exercise within the six (6) months prior to the exercise of all or a portion of the  Underlying  Option,  and (iii) pays the  Exercise  Price for such
          Shares or any  required  tax  withholding  with respect to such Shares with  Shares  that have been held by the  Grantee for at least six (6)
          months (the  "Tendered  Shares").  The Reload  Option  shall grant the right to purchase Shares of Common Stock equal in number to the number of Tendered Shares. The date on which the Tendered Shares are tendered to the Company is the Reload  Grant Date.  The  Exercise  Price of the
          Reload  Option is the Fair  Market  Value of the  Common  Stock on the
          Reload  Grant Date.  The Reload  Option may be  exercised  at any time during the remaining term of the Underlying Option (subject to earlier termination  as  provided  in the  Plan or in this  Award  Agreement).
          Except as provided in this Section 4, the Reload  Option is subject to all of the other terms and provisions of this Award Agreement.

     (b)  No Reload Option will be granted hereunder and no Reload Option may be exercised  if, at the time of such  proposed  grant or  exercise,  all
          Shares  reserved  for  issuance  under  the  Plan are the  subject  of outstanding  Options.  Any rights of the Grantee  with respect to such
          Reload  Option  shall be  automatically  void at such

time. No Reload  Option shall be granted in  connection  with the exercise of an
Option that has been transferred by the initial Grantee.

     5.   Method of  Exercise.  To the  extent  that the  Option is  exercisable hereunder,  it may be  exercised  in full or in part by the  Grantee  or, in the event of the  Grantee's  death,  by the person or persons to whom the Option was transferred  by will or the laws of descent and  distribution,  by delivering or mailing written notice of the exercise and full payment of the purchase price to the Secretary of the Company and any applicable  withholding  taxes. The written notice shall be signed by each person  entitled to exercise the Option and shall specify the address and social  security  number of each  person.  If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option,  the written notice shall be accompanied by proof,  satisfactory  to the Secretary of the Company,  of that entitlement.  The written notice shall be accompanied by full payment made by any one or more of the following  means: (a)
cash, personal check or electronic funds,  transfer;  (b) shares of Stock with a
Fair Market Value on the effective  date of such exercise  equal to the Exercise
Price  and owned by the  Grantee  for at least six (6)  months  (or such  longer period  as is  determined  by the  Company  required  by  applicable  accounting standards to avoid a charge to the  Company's  earnings) or shares of Stock that were  purchased on the open market;  or (c)  pursuant to  procedures  previously approved by the Company,  through the sale of the Shares acquired on exercise of this  Option  through a  broker-dealer  to whom the  Grantee  has  submitted  an irrevocable notice of exercise and irrevocable  instructions to deliver promptly to the Company the amount of sale or loan  proceeds  sufficient  to pay for such
Shares,  together  with,  if requested  by the  Company,  the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise.

Payment may also be made in such other manner as may be permitted by the Plan at the time of exercise,  subject to approval by the Committee.  The written notice will be  effective  and the  Option  shall be  deemed  exercised  to the  extent specified  in the  notice on the date that the  written  notice  (together  with required accompaniments) is received by the Secretary of the Company at its then executive offices during regular business hours.

     6.   Issue of Shares Upon Exercise. As soon as practicable after receipt of an effective  written  notice of exercise and full payment of the purchase price as provided in paragraph 4, the Secretary of the Company  shall cause  ownership of the  appropriate  number of Shares to be transferred to the person or persons exercising the Option by having a certificate or  certificates  for those Shares registered in the name of such person or persons and shall have each certificate delivered to the  appropriate  person.  Notwithstanding  the  foregoing,  if the
Company or a Subsidiary requires  reimbursement of any tax required by law to be withheld  with  respect to Shares  received  upon  exercise  of an  Option,  the
Secretary  shall not  transfer  ownership  of those  Shares  until the  required payment is made.

     7.   Transferability of Options. The Grantee may transfer the Option to (i)
the  spouse,  children,  or  grandchildren  of the  Grantee  ("Immediate  Family
Members"),  (ii) a trust or trusts for the exclusive  benefits of such Immediate
Family  Members,  or (iii) a partnership in which such Immediate  Family Members are the only partners,  provided that (a) there may be no consideration  for any such transfer and (b)  subsequent  transfers of the Option shall be  prohibited, except by will or the laws of descent and distribution.  Following transfer, the
Option  shall  continue to be subject to the same terms and  conditions  as were applicable immediately prior to

transfer,  provided  that for the  purposes  of the  Award  Agreement,  the term
"Grantee" shall be deemed to refer to the transferee. The event of a Termination of Service  shall  continue to be applied with respect to the original  Grantee, following  which the Option shall be exercisable  by the transferee  only to the extent, and for the periods, specified in Paragraph 2. Neither the Committee nor the Company  shall have any  obligation  to provide  notice to a  transferee  of termination of the Option under the terms of this Award Agreement.

          7.1  Transferees of Stockholders. The Company shall not be required to transfer any Shares on its books which shall have been sold,  assigned or otherwise  transferred in violation of this Award Agreement,  or to treat as owner of such shares of stock, or to accord the right to vote as such owner or to pay  dividends to, any person or  organization  to which any such  Shares  shall have been sold,  assigned  or  otherwise transferred,  from and after any sale,  assignment  or transfer of any
          Share made in  violation  of this Award  Agreement.  Any  transfer  in violation  of the terms of this Award  Agreement  shall be deemed null and void.

     8.   Authorized  Leave. For purposes hereof, an authorized leave of absence
(authorized  by the Company or a Subsidiary to the Grantee in writing) shall not be deemed a Termination of Service hereunder.

     9.   Taxes. The Grantee will be solely  responsible for any Federal,  state or local income taxes imposed in  connection  with the exercise of the Option or the delivery of Shares incident thereto,  and the Grantee authorizes the Company or any  Subsidiary  to make any  withholding  for taxes which the Company  deems necessary or proper in connection therewith, from any amounts due to the Grantee by the Company.  Subject to approval by the  Committee,  the Grantee may satisfy such withholding  obligations,  in whole or in part, by (a) electing to have the
Company withhold  otherwise  deliverable Shares or (b) delivering to the Company
Shares  then owned by Grantee  having a Fair  Market  Value  equal to the amount required to be withheld.

     10.  No Conflict.  In the event of a conflict  between this Award Agreement and the Plan, the provisions of the Plan shall govern.

     11.  Governing  Law.  This Award  shall be  governed  under the laws of the
State of Delaware.

     12.  Change in Control.  The effect of a Change of Control  shall be as set forth in the Plan. Change as determined by the Committee.

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:______________________________________
                                       Name:     Timothy S. Webster
                                       Title:    President & CEO

ACKNOWLEDGMENT

The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award Agreement.

_________________________________              _________________________________
Printed Name                                   Signature

                                               Date:____________________________

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